August 16, 1995



SECURITIES AND EXCHANGE COMMISSION
ATTN:  Filing Desk
450 Fifth Street, N.W.
Washington, D.C.  20549

                                                       via Edgar

          RE:  Sterling Financial Corporation
               Commission File No. 0-16276

Ladies and Gentlemen:

     Pursuant to the Securities Exchange Act of 1934 and the General Instructions concerning the use of Form 8-K, attached for electronic filing via EDGAR with the Securities and Exchange
Commission ("SEC") is a Current Report on Form 8-K.

     Please note that the address of the principal executive offices of the Registrant has changed, as indicated on the Form 8-K.

     If you have any questions concerning this filing, please contact the undersigned.

                              Sincerely,

                              John E. Stefan

                              By John E. Stefan,
                              Chairman of the Board,
                              President & Chief Executive Officer

Attachments

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report - August 16, 1995

                      STERLING FINANCIAL CORPORATION
          (Exact name of registrant as specified in its charter)


                               Pennsylvania
                       (State or other jurisdiction
                             of incorporation)
                                  0-16276
                             (Commission File
                                  Number)
                                23-2449551
                               (IRS Employer
                          Identification Number)

                        North Pointe Banking Center
                        101 North Pointe Boulevard
                          Lancaster, Pennsylvania
                 (Address of principal executive offices)

                                17601-4133
                                (Zip Code)

Registrant's telephone number including area code:       (717) 581-6030

  525 Greenfield Road, P.O. Box 10608 Lancaster, Pennsylvania 17605-0608
       (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

 On August 11, 1995, Bank of Lancaster County, N.A. ("Bank of
Lancaster County"), a wholly-owned subsidiary of Sterling Financial Corporation, and CoreStates Bank, N.A. ("CoreStates"), a wholly-owned subsidiary of CoreStates Financial Corp signed a definitive agreement for Bank of Lancaster County to purchase three retail banking offices from CoreStates in Ephrata, Pennsylvania, Leola, Pennsylvania and North Catasauqua, Pennsylvania. The offices involved in the sale are located at 280 North Reading Road, Ephrata, Pennsylvania, 16 East Main Street, Leola, Pennsylvania and 223 Eugene Street, North Catasauqua, Pennsylvania. As of June 30, 1995, the three branches had total deposits of $46,192,300. The acquisition is subject to obtaining regulatory approvals and is expected to be consummated by year-end 1995.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Exhibits:

  Press Release of the Registrant, Sterling Financial Corporation, dated August 14, 1995, in connection with the purchase of three branch offices

Item 8.   Change in Fiscal Year.

          Not Applicable.




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STERLING FINANCIAL CORPORATION
                              (Registrant)


Dated: August 16, 1995
                              John E. Stefan, Chairman of the Board,
                                President and Chief Executive Officer
                              (Principal Executive Officer)

                                  EXHIBIT

                               PRESS RELEASE


     Bank of Lancaster County, N.A. is pleased to announce that it has signed an agreement to purchase three branch offices of Corestates Financial Corporation. The sale is scheduled to be final in the fourth quarter of 1995, subject to regulatory approval. The three branch offices, which were packaged together as part of the sale agreement, are located in the Lancaster County communities of Ephrata and Leola and the Northampton County community of North Catasauqua.

     John E. Stefan, Chairman and President, stated, "We are pleased to have the opportunity to add the Ephrata and Leola communities to our branch delivery system. They will complement our presence in the northern sector of the county and further accentuate our commitment to serving all of Lancaster County." Stefan went on to say, "We are currently evaluating our strategic options in regard to the Northampton County market."

     Bank of Lancaster County, N.A. is a wholly-owned subsidiary of Sterling Financial Corporation. Bank of Lancaster County has 23 branch offices in addition to the bank's wholly-owned subsidiary, Town & Country Leasing, Inc.